UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2006

SCHICK TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

State of Delaware	000-22673	11-3374812
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

30-00 47th Avenue

Long Island City, New York 11101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 937-5765

(Former Name or Former Address, if

Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|   Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 11, 2006, Schick Technologies, Inc. (the “Company”), a Delaware corporation, entered into an Amendment No. 1 (the "Amendment") to Exchange Agreement, which amended the Exchange Agreement, dated as of September 25, 2005 (the "Agreement"), by and among the Company, Sirona Holdings Luxco S.C.A. (“Luxco”) and Sirona Holding GmbH (“Sirona Dental Systems” or “Sirona”).

The Amendment extended the date, from May 31, 2006 to June 30, 2006, after which either the Company or Luxco may terminate the Agreement if the closing shall not have occurred. The purpose of the Amendment is to allow for additional time to hold a special meeting of the Company's shareholders to vote on the transaction contemplated by the Agreement and to effect the closing of the transaction.

A copy of Amendment No. 1 to Exchange Agreement, dated as of May 11, 2006, is filed as Exhibit 99.1 hereto.

ITEM 8.01. OTHER EVENTS

On May 16, 2006, the Company issued a press release announcing that the special meeting of the Company's shareholders, to vote on the previously announced Agreement with Sirona Dental Systems and Luxco, has been scheduled for June 14, 2006. Shareholders of record as of the close of business on May 3, 2006 will be entitled to notice of, and to vote at, the special meeting.

The press release also announced that shareholders of record as of the close of business on June 19, 2006 will be entitled to receive a special cash dividend from the Company in the amount of $2.50 per share of common stock, provided that the Agreement shall have been approved by the Company’s shareholders.

A copy of the Company’s press release, dated May 16, 2006, is filed as Exhibit 99.2 hereto.

Where to Find Additional Information

The Company filed a definitive Proxy Statement with the Securities and Exchange Commission (the "SEC") in connection with the proposed transaction. Shareholders of the Company are urged to read the Proxy Statement and any other relevant documents filed with the SEC because they contain important information about Sirona, the Company and the proposed transaction. The definitive Proxy Statement will be mailed to the Company's shareholders prior to the special shareholder meeting. Investors are able to obtain the documents free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by Schick are available free of charge from Schick Technologies, Inc., Attn: Legal Department, 30-00 47th Avenue, Long Island City, New York, 11101, Tel: (718) 937-5765.

Participants in the Solicitation

Schick Technologies and its directors and executive officers and other members of its management and employees, may be deemed to be participants in the solicitation of proxies from shareholders of Schick in connection with the proposed transaction. Information about the directors and executive officers of Schick and their ownership of Schick stock is set forth in Schick's Proxy Statement filed with the SEC in connection with its Annual Shareholders Meeting for fiscal 2005. Additional information regarding the interests of participants in the solicitation is set forth in the definitive Proxy Statement filed with the SEC in connection with the proposed transaction.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1: Amendment No. 1 to Exchange Agreement, dated May 16, 2006.

Exhibit 99.2: Press Release, dated May 16, 2006, issued by Schick Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHICK TECHNOLOGIES, INC.
(Registrant)
Date:	May 16, 2006
By: /s/ Zvi N. Raskin
Zvi N. Raskin Secretary and General Counsel